Exhibit 10.5

The Spanish Group LLC
1 Park Plaza, Suite 600
Irvine, CA 92614
United States of America
https://www.thespanishgroup.org

Certified Translation

Furnished on the 30th day of September, 2025

I, Alexander Largaespada (), hereby certify that I translated the attached documents from Spanish into English or English into Spanish and that these translations are accurate and faithful translations of the original documents. Furthermore, I certify that I am proficient in translating both Spanish and English and that I hold the capacity to render and certify the validity of such translations. These documents have not been translated for a family member, friend, or business associate.

I, Salvador G. Ordorica, as a Quality Assurance Agent of The Spanish Group LLC, hereby attest that the aforementioned translator is a proficient Spanish-English translator. Accordingly, as an authorized representative of The Spanish Group, I certify that these documents have been proofread and that the attached documents are faithful and authentic translations of their originals.

Respectfully,

/s/ Salvador G. Ordorica
Salvador G. Ordorica
The Spanish Group LLC
(ATA #267262)

The Spanish Group LLC verifies the credentials and/or competency of its translators and the present certification, as well as any attached pages, serves to affirm that the document(s) enumerated above has/have been translated as accurately as possible from its/their original(s). The Spanish Group LLC does not attest that the original document(s) is/are accurate, legitimate, or has/have not been falsified. Through having accepted the terms and conditions set forth in order to contract The Spanish Group LLC’s services, and/or through presenting this certificate, the client releases, waives, discharges and relinquishes the right to present any legal claim(s) against The Spanish Group LLC. Consequently, The Spanish Group LLC cannot be held liable for any loss or damage suffered by the Client(s) or any other party either during, after, or arising from the use of The Spanish Group LLC’s services.

ACKNOWLEDGEMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California

County of ORANGE.

On, September 30th, 2025 before me,	ORLENA C. BOLDER Notary Public
(Insert name and title of the officer)

personally appeared Salvador G. Ordorica, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Notary Public Seal)

[Logo: IMPI – MEXICAN INSTITUTE OF INDUSTRIAL PROPERTY]

Certificate with acknowledgement of receipt
Folio.- 167713

DIVISIONAL DIRECTORATE OF TRADEMARKS
DIVISIONAL DEPUTY DIRECTORATE
DEPARTMENTAL COORDINATION
Tequila Authorized User: 194
Subject: The one indicated.
Mexico City, MAY 30, 2024.

JUAN LUIS SERRANO LEETS

AVENIDA DE LAS PLAMAS, NO. EXT. 525, INT. 6TH FLOOR, COL. LOMAS DE CHAPULTEPEC II 11000 MIGUEL HIDALGO, MEXICO CITY.

In relation to your brief filed on MAY 3, 2024, you are informed that:

Due note is taken of the statements made in the brief that is answered on May 3, 2024 with folio number 167713, the foregoing is communicated so that it has the appropriate legal effects and is ordered to be glossed to your file.

It is signed based on the legal provisions invoked, as well as on FIRST AND FOURTH TRANSITORY ARTICLES, 2, section I, 5, section I, 9, 10, 17, 18 and 21 of the Federal Law on the Protection of Industrial Property, published in the Official Gazette of the Federation on July 1, 2020; 3, 4, 5 BIS, 13, 14 and 15 of the Regulations of the Industrial Property Law, published in the Official Gazette of the Federation on November 23, 1994 (amended, added and repealed, as appropriate, by Decrees published in said media, those of September 10, 2002, September 19, 2003, June 10, 2011 and December 16, 2016); 1, 3, section V, subsection b), subindices i), ii), iii) and iv), first, second, and third dash, as applicable, 4, 5, 11, section II, as well as the last paragraph, and 13, sections I, II, III, IV, V, VI and VII of the Regulations of the Mexican Institute of Industrial Property, published in the Official Gazette of the Federation on December 14, 1999 (as amended and supplemented, as applicable, by Decrees of July 1, 2002 and July 15, 2004, with an errata notice published on July 28 of the same year in the aforementioned Gazette, as well as by Decrees dated September 7, 2007, and December 15, 2017); 1, 3, 4, 5, section V, subsection b), subindices i), ii), iii) and iv), first, second, and third dash, as applicable, 15, section II, as well as the last paragraph, 17, sections I, II, III, IV, V, VI and VII, 26, 28 and 31 of the Organic Statute of this Institute, published in the Official Gazette of the Federation on December 27, 1999 (as amended and supplemented, as applicable, by Agreement and Decree dated October 10, 2002, and July 29, 2004, with a clarification note published on August 4, 2004, in the aforementioned Gazette, and by Agreements dated September 13, 2007, and January 2, 2018); and FIRST TRANSITORY, 1, 3, and 6, sections I), II), III), IV), V), VI), VII), VIII), IX), X), XI), XII), XIII), XIV), XV), XVI), XVII), XVIII), XIX), XX), XXI), XXII), XXIII), XXIV) and XXV), as applicable, as the antepenultimate, penultimate, and last paragraphs of the Delegatory Agreement of Authorities of the Mexican Institute of Industrial Property, published in the Official Gazette of the Federation on November 5, 2020.

This electronic document has been signed through the use of the advanced electronic signature by the competent public servant, protected by a digital certificate in force on the date of its preparation, and is valid in accordance with the provisions of articles 7 and 9, section I of the Advanced Electronic Signature Law; 12 of its Regulations, as well as 69-C of the Federal Law of Administrative Procedure.

[Barcode]
20240802782

JTM

1 of 2

Arenal No. 550, Col. Pueblo de Santa Maria Tepepan, Del. Xochimilco, 16020, Mexico, Mexico City
(55) 53340700 - www.impi.gob.mx

[Logo: IMPI – MEXICAN INSTITUTE OF INDUSTRIAL PROPERTY]

Certificate with acknowledgement of receipt
Folio.- 167713

DIVISIONAL DIRECTORATE OF TRADEMARKS
DIVISIONAL DEPUTY DIRECTORATE
DEPARTMENTAL COORDINATION

Tequila Authorized User: 194

Subject: The one indicated.

Mexico City, MAY 30, 2024.

RESPECTFULLY

[Signature]

DEPARTMENTAL COORDINATOR OF THE EXAMINATION OF TRADEMARKS ‘C’

JOSE ERNESTO LOPEZ CERVANTES

20240802782

JTM

2 of 2

Arenal No. 550, Col. Pueblo de Santa Maria Tepepan, Del. Xochimilco, 16020, Mexico, Mexico City
(55) 53340700 - www.impi.gob.mx

[Logo: IMPI – MEXICAN INSTITUTE OF INDUSTRIAL PROPERTY]

Certificate with acknowledgement of receipt
Folio.- 167722

DIVISIONAL DIRECTORATE OF TRADEMARKS
DIVISIONAL DEPUTY DIRECTORATE
DEPARTMENTAL COORDINATION
Authorized User: 194
LETICIA HERMOSILLO RAVELERO
Subject: The registration of the agreement authorizing the
use of the Tequila Denomination of Origin is communicated.
Mexico City, MAY 30, 2024.

JUAN LUIS SERRANO LEETS

AVENIDA DE LAS PLAMAS, NO. EXT. 525, INT. 6TH FLOOR, COL. LOMAS DE CHAPULTEPEC II 11000 MIGUEL HIDALGO, MEXICO CITY

In relation to your brief filed with this Institute on MAY 3, 2024, in which you request the registration of the agreement authorizing the use of the Tequila Denomination of Origin, and once the requirements established in Article 308 of the Federal Law for the Protection of Industrial Property were satisfied, You are hereby informed that said agreement was registered under number 8098, in favor of:

LQR HOUSE INC.

The aforementioned authorization shall be used with the following mark(s):

2141431 - SWOL - MEXICO

The validity established in the agreement that is registered may be modified by the entry into force of legal provisions that substantially affect the terms and conditions thereof, for which purpose the agreement may be modified and renewed in accordance with the new applicable provisions.

The parties that enter into this agreement must comply with the provisions of the corresponding Official Mexican Standard.

The foregoing is communicated so that it has the appropriate legal effects and is ordered to be glossed in its file.

[Barcode]
20240802549

JTM

1 of 2

Arenal No. 550, Col. Pueblo de Santa Maria Tepepan, Del. Xochimilco, 16020, Mexico, Mexico City
(55) 53340700 - www.impi.gob.mx

[Logo: IMPI – MEXICAN INSTITUTE OF INDUSTRIAL PROPERTY]

DIVISIONAL DIRECTORATE OF TRADEMARKS
DIVISIONAL DEPUTY DIRECTORATE
DEPARTMENTAL COORDINATION
Authorized User: 194
LETICIA HERMOSILLO RAVELERO
Subject: The registration of the agreement authorizing the
use of the Tequila Denomination of Origin is communicated.
Mexico City, MAY 30, 2024.

It is signed based on the legal provisions invoked, as well as on the FIRST and FOURTH TRANSITORY articles, sections I, 5, section I, 9, 10, 17, 18 and 21 of the Federal Law for the Protection of Industrial Property, published in the Official Gazette of the Federation on July 1, 2020; 3, 4, 5 BIS, 13, 14 and 15 of the Regulations of the Industrial Property Law, published in the Official Gazette of the Federation on November 23, 1994 (amended, added and repealed, as appropriate, by Decrees published in the aforementioned news outlet on September 10, 2002, September 19, 2003, June 10, 2011 and December 16, 2016); 1, 3, section V, subsection b), sub-items i), ii), iii), and iv), first, second, and third dashes, as applicable, 4, 5, 11, section II, as well as the last paragraph, and 13, sections I, II, III, IV, V, VI, and VII of the Regulations of the Mexican Institute of Industrial Property, published in the Official Gazette of the Federation on December 14, 1999 (as amended and supplemented, as applicable, by Decrees dated July 1, 2002, and July 15, 2004, with an errata notice published on July 28 of the same year in the aforementioned Gazette, as well as by Decrees dated September 7, 2007, and December 15, 2017); Articles 1, 3, 4, 5, Section V, Subsection b), sub-items i), ii), iii), and iv), first, second, and third indent, as applicable; Article 15, Section II, including the last paragraph; Article 17, Sections I, II, III, IV, V, VI, and VII; Articles 26, 28, and 31 of the Organic Statute of this Institute, published in the Official Gazette of the Federation on December 27, 1999 (as amended and supplemented, as applicable, by Agreement and Decree dated October 10, 2002, and July 29, 2004, with a clarification notice published on August 4, 2004, in the aforementioned Gazette, and by Agreements dated September 13, 2007, and January 2, 2018); and Article FIRST TRANSITORY, Articles 1, 3, and 6, Sections I, II, III, IV, V, VI, VII, VIII, IX, X, XI, XII, XIII, XIV, XV, XVI, XVII, XVIII, XIX, XX, XXI, XXII, XXIII, XXIV, and XXV, as applicable, as well as the antepenultimate, penultimate, and last paragraphs of the Delegatory Agreement of Authorities of the Mexican Institute of Industrial Property, published in the Official Gazette of the Federation on November 5, 2020.

This electronic document has been signed through the use of the advanced electronic signature by the competent public servant, protected by a digital certificate in force on the date of its preparation, and which validates in accordance with the provisions of articles 7 and 9, section I of the Advanced Electronic Signature Law; that of its Regulations, as well as 69-C of the Federal Law of Administrative Procedure.

RESPECTFULLY

DEPARTMENTAL COORDINATOR OF THE EXAMINATION OF MARKS ‘C’

LIC. JOSE ERNESTO LOPEZ CERVANTES

C.c.p. Consejo Regulador del Tequila. Av. Patria 723, Col. Jardines de Guadalupe, C.P. 45030, Zapopan, Jalisco. For your information.

20240802549

JTM

2 of 2

Arenal No. 550, Col. Pueblo de Santa Maria Tepepan, Del. Xochimilco, 16020, Mexico, Mexico City
(55) 53340700 - www.impi.gob.mx

JOINT RESPONSIBILITY AGREEMENT FOR BOTTLING AT ORIGIN

Joint Responsibility Agreement through which the use of the Denomination of Origin Tequila is permitted, in compliance with Article 298 of the Federal Law for the Protection of Industrial Property and the NOM-006-SCFI-2012 Alcoholic Beverages–Tequila–Specifications (or whichever replaces it), hereinafter the “Official Tequila Standard,” in order to maintain the quality of Tequila, and entered into on one side by the Authorized Producer LETICIA HERMOSILLO RAVELERO, in her own right, and on the other side by the Distributor and/or Owner or Beneficiary of the SWOL Brand, that is, the company SWOL HOLDINGS, hereinafter the “Distributor,” represented in this agreement by ALEXANDRA HOFFMAN, under the following declarations and clauses:

DECLARATIONS

A.	THE “PRODUCER” DECLARES

A.1. That she is a NATURAL PERSON WITH BUSINESS ACTIVITY and has her tax domicile at CARRETERA GUADALAJARA NOGALES KM 32, EL ARENAL, JALISCO, GUADALAJARA, Mexico.
[Signature]
A.2. That as part of her activity or corporate purpose, she is engaged in the production of the alcoholic beverage known as “Tequila”, having the necessary facilities for its production in her factory located within the territory protected by the General Declaration of Protection of the Denomination of Origin “Tequila” at CARRETERA GUADALAJARA NOGALES, KM 32, EL ARENAL, JALISCO, GUADALAJARA, Mexico, producing the product in strict compliance with the current “Official Tequila Standard”.

A.3. That she holds an Authorization to produce Tequila issued by the General Directorate of Standards under official letter DGN.312.06.2013.644, with a Certificate of Compliance with the “Official Tequila Standard”, issued by the Certification Body of Consejo Regulador del Tequila, A.C., hereinafter referred to as the “CRT”, which remains valid.

A.4. That the “CRT” granted her the Number that corresponds to the official seal NOM 1477.

A.5. That she holds valid authorization to use the Denomination of Origin Tequila under Number 194, issued by the Mexican Institute of Industrial Property in accordance with the applicable legislation.

A.6. That she appears on her own behalf, in full legal capacity to validly enter into this instrument.

B.	THE “DISTRIBUTOR” DECLARES

B.1. That it is a legal entity constituted in accordance with the laws of the United States of America and has its registered office at 6538 Collins Ave Suite 344, Miami Beach FL 33141, and that as part of its activities or corporate purpose, it is engaged in the distribution and/or sale of alcoholic beverages, as well as in the acquisition, by any legal means, of the registration, use, exploitation, and administration of any right, title, trademark, distinctive sign or intellectual property right, to be used for the purpose of distinguishing and identifying the alcoholic beverage known as “Tequila”.

B.2. That it holds permits or authorizations issued by the competent authorities to carry out the activities mentioned in declaration B.1.

B.3. That with the “100% agave Tequila” and/or “Tequila” bottled at origin provided by the “Producer”, the “Distributor” shall exclusively carry out the activities of distribution and sale of said beverage in Mexico or abroad, further complying with the laws and regulations applicable in the location of final commercialization.

B.4. That its legal representative ALEXANDRA HOFFMAN has the legal authority necessary to validly execute this agreement on its behalf, as evidenced in the document attached herein as ANNEX 1, which remains in effect as of the execution date of this agreement.

C.	BOTH PARTIES DECLARE:

C.1. That it is their mutual intent to commit and collaborate with one another so that the product delivered to the consumer under the Denomination of Origin “TEQUILA” complies with the specifications set forth in the “Official Tequila Standard”.

C.2. That both parties acknowledge that the authorized user of a protected Denomination of origin may, through this agreement, permit the use of said Denomination exclusively to those who distribute or sell products under its brands. For such purposes, this agreement must be registered with the Mexican Institute of Industrial Property in order to prevent harm to third parties, and such registration shall take effect as established in Article 298 of the Federal Law for the Protection of Industrial Property.

C.3. This agreement shall take effect before third parties as of the issuance of the official letter by the Mexican Institute of Industrial Property, confirming the registration and approval under the terms of Article 165 BIS 14, Sections III and IV.
[Signature]
C.4. That both parties acknowledge that in the event of changes in name, corporate name, or legal status, as well as changes of address related to the authorized user, such changes must be registered with the Mexican Institute of Industrial Property under the terms provided in the regulations of the Federal Law for the Protection of Industrial Property.

C.5. That this agreement shall be canceled immediately in the event that the “Producer” or the “Distributor” and/or trademark owner, titleholder, or holder of any sign or intellectual property right or means of legal protection, fails to comply with the official standards for preserving the quality of the alcoholic beverage known as “Tequila”, as established in this agreement, or if the authorization for use of the Denomination of Origin Tequila or the Certificate of Compliance with the “Official Tequila Standard” held by the “Producer” is annulled or canceled.

C.6. That both parties agree to enter into this agreement to comply with the provisions of Article 298 of the Federal Law for the Protection of Industrial Property and the “Official Tequila Standard”, under the following terms:

CLAUSES:

FIRST. The “Producer” undertakes to supply the “Distributor”, under the terms of this agreement, product bottled at origin that strictly complies with the “Official Tequila Standard”.

SECOND. The “Producer” undertakes to provide the “Distributor” with officially valid certificates evidencing compliance with the provisions established in Clause One.

THIRD. In accordance with the provisions of Article 298 of the Federal Law for the Protection of Industrial Property and the Official Tequila Standard, the “Producer” authorizes the “Distributor” to use the word TEQUILA or TEQUILA 100% AGAVE in the brand(s) referenced in this agreement; likewise, the “Distributor” undertakes to comply with the requirements established in Sections III and V of Article 298 of the Federal Law for the Protection of Industrial Property, which read as follows:

Article 298.- The authorization to use a Denomination of origin or geographical indication must be requested before the Institute and shall be granted to any natural or legal person who:

III.- Presents the document accrediting compliance with the corresponding Official Mexican Standards, when it concerns a protected Denomination of origin, and

V.- Complies with the other requirements that, as applicable, the declaration indicates.
[Signature]
The parties acknowledge that Tequila is a distinctive and original product of Mexico and agree that under no circumstances shall they oppose, file any opposition, cancellation, or interfere in any way with the “Denomination of Origin Tequila,” its registrations abroad, or any other registration or means of legal protection (including, without limitation, any collective mark or certification mark) covering the “Denomination of Origin Tequila.”

FOURTH. The “Distributor” undertakes not to alter in any way the TEQUILA or TEQUILA 100% AGAVE bottled at origin supplied by the Producer; therefore, the Distributor may only perform distribution and sales activities.

FIFTH. Under this agreement, the “Producer” commits to prepare and deliver exclusively to the “Distributor” the TEQUILA ANEJO bottled at origin that strictly complies with the “Official Tequila Standard,” which must be barrel-aged in oak. In this regard, the “Distributor” agrees to purchase at least 600 bottles of said product per year directly from the “Producer.”

Additionally, the “Producer” commits to prepare and deliver exclusively to the “Distributor” the TEQUILA ANEJO CRISTALINO and TEQUILA ANEJO SABOR DURAZNO, bottled at origin and strictly compliant with the “Official Tequila Standard.”

SIXTH. The “Distributor” undertakes to use the “Denomination of Origin Tequila” and to distribute the product bearing the same name, supplied exclusively by the Producer in containers bearing the brand(s), rights, title(s), distinctive sign(s), or intellectual property rights susceptible to be used to distinguish and identify the alcoholic beverage known as “TEQUILA” subject to this agreement, which are duly registered or (if applicable) licensed to the Distributor or held by a third party in accordance with applicable laws.

At all times, the “Distributor” must comply with the provisions of the “Official Tequila Standard” and shall indicate or advertise that its product is Tequila without causing confusion or doubt about its origin and distinctiveness as a Mexican product. The distinctive signs under which the product subject to this agreement will be marketed are described below:

	Distinctive Sign, Brand, COLA* and Others	Country and Government Registration Agency	Holder	Expiration Date	Number
SWOL
[Logo: SWOL]		Mexico. Mexican Institute of Industrial Property	SWOL HOLDINGS (assignment in registration process)	03/18/2030	File number 2345291 Registration number 2141431
SWOL
Logo: 40% ALC/VOL - 100% AGAVE - NET CONT 750 ML - TEQUILA - ANEJO CRISTALINO]		Mexico. Mexican Institute of Industrial Property	SWOL HOLDINGS	Registration in process	File number 3323599
[Signature]		Mexico. Mexican Institute of Industrial Property	SWOL HOLDINGS	Registration in process	File number 3323600

[Logo: 40% ALC/VOL - 100%

AGAVE - NET CONT 750 ML -

TEQUILA - ANEJO PEACH]

*CERTIFICATE OF LABEL APPROVAL (COLA)

Attached to this agreement are copies of the certificates of application, and/or registration, and/or trademarks, and/or distinctive signs, and/or COLAs, and/or licenses of use, and/or intellectual property rights to be used in the alcoholic beverage called “Tequila” referred to in this clause.

(In case the documents of the registration certificates are drafted in a language other than Spanish, the corresponding apostilled translation must also be attached.)

SEVENTH. The parties agree that the commercial information displayed on the labels and packaging in which the product subject to this agreement will be marketed must include the “Denomination of Origin Tequila” as well as the trademarks included in this agreement, with which the product will be marketed, and must comply with the provisions of the “Official Tequila Standard,” without prejudice to other applicable provisions in the jurisdiction of the place of commercialization.

EIGHTH. This agreement shall have an indefinite term starting from the issuance of the official document by the Mexican Institute of Industrial Property evidencing the registration and approval thereof, in accordance with the provisions of Article 298 of the Federal Law for the Protection of Industrial Property.

This agreement may be terminated by mutual consent of the parties, requiring the submission of the corresponding written notice before the Mexican Institute of Industrial Property. When cancellation is requested by one party alone, it must be accompanied by the official acknowledgment issued by the same institute.

NINTH. Failure by any party to comply with the “Official Tequila Standard” under this agreement shall result in the suspension or cancellation of export certificates issued by the “CRT.”

TENTH. The parties agree that for the interpretation and fulfillment of this agreement, they will expressly submit to the application of the applicable Mexican legislation, as well as to the jurisdiction of the federal courts in the city of Guadalajara, waiving any other jurisdiction that may correspond.

ELEVENTH. The Spanish version of this document is the only one with official validity; any translation shall be considered for courtesy only and shall have no legal value.

THIS AGREEMENT IS EXECUTED IN THE CITY OF EL ARENAL, JALISCO, MEXICO, ON September 9, 2025.

THE PRODUCER	THE DISTRIBUTOR

[Signature]	[Signature: DocuSigned by - Alexandra Hoffman – A22DA6937CF84466]
LETICIA HERMOSILLO RAVELERO	ALEXANDRA HOFFMAN
on behalf of SWOL HOLDINGS

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